EXHIBIT 10.5

                        NON-QUALIFIED STOCK OPTION AWARD
                     PURSUANT TO FIRST CAPITAL BANCORP, INC.
                            1994 STOCK INCENTIVE PLAN

         THIS AWARD is made as of the Grant Date by FIRST CAPITAL BANCORP, INC. (the "Company") to (the "Optionee"). ----------------

         Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee a non-qualified stock option (the "Option"), as described below, to purchase the Option Shares.

         A.       Grant Date: __________.

         B.       Type of Option: Non-Qualified Stock Option.

         C. Plan under which granted: First Capital Bancorp, Inc. 1994 Stock Incentive Plan.

         D. Option Shares: All or any part of __________shares of the Company's common stock, $1.00 par value per share (the "Common Stock"), subject to adjustment as provided in the attached Terms and Conditions.

         E. Exercise Price: $3.30 per share, subject to adjustment as provided in the attached Terms and Conditions.

         F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends, generally, on the earlier of (a) the tenth (10th) anniversary of the Grant Date; or (b) the later of the date (i) 30 days following the date the Optionee ceases to be an employee of the Company or any Subsidiary and/or a director of the Company or any Subsidiary for any reason other than retirement at age 65, death or Disability or (ii) nine months following the date the Optionee ceases to be an employee of the Company or any Subsidiary and/or a director of the Company or any Subsidiary due to retirement at age 65, death or Disability; provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. NOTE THAT OTHER LIMITATIONS TO EXERCISING THE OPTION, AS DESCRIBED IN THE ATTACHED TERN AND CONDITIONS, MAY APPLY.

         G. Vesting Schedule: The Option Shares shall become vested in accordance with the attached Vesting Schedule. All or a portion of the Option Shares may become vested on an earlier date as provided in the attached Terms and Conditions.

         IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                                            FIRST CAPITAL BANCORP, INC.


                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

                              TERMS AND CONDITIONS
                                     TO THE
                        NON-QUALIFIED STOCK OPTION AWARD
                     PURSUANT TO FIRST CAPITAL BANCORP, INC.
                            1994 STOCK INCENTIVE PLAN


         1. EXERCISE OF OPTION. Subject to the provisions provided herein or in the Award made pursuant to the First Capital Bancorp, Inc. 1994 Stock Incentive
Plan:

                  (a) the Option may be exercised with respect to all or any portion of the vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1, which shall be actually delivered to the Company no earlier than thirty (30) days and no later than ten (10) days prior to the date upon which Optionee desires to exercise all or any portion of the Option;

                  (b) payment to the Company of the Exercise Price MULTIPLIED BY the number of Option Shares being purchased (the "Purchase Price") as provided in Section 2; and

                  (c) payment of any tax withholding liability as provided in
         Section 4.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, the Company shall cause to be issued a certificate representing the Option Shares purchased.

         2. PURCHASE PRICE. Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made in cash or certified check or, alternatively, as follows:

                  (a) by delivery to the Company of a number of shares of Common Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise having a fair market value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or a certified check to equal the Purchase Price; or

                  (b) if and when the Common Stock becomes traded by brokers, whether on a national securities exchange or otherwise, by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised.

         3. VESTED OPTION SHARES. The Option Shares shall become vested in the manner provided in the Vesting Schedule attached hereto; provided, however, that all Option Shares shall become vested no later than the date of a Change in Control, or any earlier date specified by the Committee in writing to the Optionee subsequent to or contemporaneously with a determination by the Committee that a Change in Control is imminent.

         4. WITHHOLDING. The Optionee must pay to the Company the full amount of the federal, state and local tax withholding obligation arising from the exercise of the Option.

                  (a) The tax withholding liability may be paid in cash or by certified check, or, alternatively, as follows:

                           (i) by the Optionee making a written election (a
                  "Withholding Election") on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") to reduce the number of Option Shares to be issued upon exercise by the whole number of shares of Common Stock having a fair market value, as determined under the Plan, equal to the amount of withholding tax;

                           (ii) by the Optionee making a Withholding Election
                  and delivering to the Company before the Tax Date a whole number of shares of Common Stock that the Optionee has owned for at least six (6) months having a fair market value equal to the amount of withholding tax; or

                           (iii) if and when the Common Stock becomes traded by
                  brokers, whether on a national securities exchange or otherwise, by the Optionee making a Withholding Election prior to the Tax Date to have a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System deliver the amount of the tax withholding due in cash to the Company after the Optionee has delivered to the Committee instructions acceptable to the Committee regarding the delivery of the number of Option Shares being exercised to such broker, dealer or other creditor.

                  (b) A Withholding Election must be made substantially in the form attached as Exhibit 2 and may be made only if:

                           (i) the Optionee delivers to the Company a completed
                  written Withholding Election no later than on the Tax Date;

                           (ii) the Withholding Election is irrevocable and,
                  where applicable, satisfies the requirements of the exemption provided under Rule 16b-3 of the Securities Exchange Act of 1934; and

                  (iii) the Optionee delivers to the Company the Withholding Election on a date determined by the Committee (I.E., at least six (6) months prior to the Tax Date or prior to the Tax Date and in any ten-day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales and earnings), if the Optionee is considered by the Committee to be subject to Section 16 of the Securities Exchange Act of 1934.

                  The Committee may give no effect to any Withholding Election. No Withholding Election may be exercised until at least one year after the Company has been subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934 and has filed all reports and statements required to be filed pursuant to that Section during that year.

         5. RIGHTS AS SHAREHOLDER. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

         6. RESTRICTION ON TRANSFER OF OPTION AND OF OPTION SHARES. The Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his disability, by his personal representative) and after his death, only by his legatee or the executor of his estate.

         7. CHANGES IN CAPITALIZATION.

                  (a) Except as provided in Subsection (b) below, if the number of shares of Common Stock shall be increased or decreased by reason of a subdivision or combination of shares of Common Stock, the payment of a stock dividend in shares of Common Stock or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

                  (b) In the event of a Change in Control pursuant to which the Company is not the surviving entity and the surviving entity does not agree to the assumption of the Option, the Committee may elect to terminate the Option Period as of the date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then Fair Market Value of the Common Stock and the Exercise Price for each Option Share as to which the Option has not been exercised as of the date of the Change in Control.

                  (c) The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

         8. SPECIAL LIMITATION ON EXERCISE. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to shares of Common Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Common Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Common Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

         9. LEGEND ON STOCK CERTIFICATES. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

         10. GOVERNING LAWS. This Award and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Georgia.

         11. SUCCESSORS. This Award and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

         12. NOTICE. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

         13. SEVERABILITY. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

         14. ENTIRE AGREEMENT. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

         15. VIOLATION. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

         16. HEADINGS AND CAPITALIZED TERMS. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

         17. SPECIFIC PERFORMANCE. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

         18. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued employment with the Company or any Subsidiary or, where applicable, to be retained as a member of the board of directors of the Company or any Subsidiary.

                                    EXHIBIT 1
                                    ---------

                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                 COMMON STOCK OF
                           FIRST CAPITAL BANCORP, INC.



                                        Name
                                             -----------------------------------
                                        Address
                                                --------------------------------

                                        Date
                                             -----------------------------------



First Capital Bancorp, Inc.
1725 Indian Trail Road
Norcross, Georgia  30093
Attn:  Corporate Secretary

Re:      Exercise of Non-Qualified Stock Option

Gentlemen:

         Subject to acceptance hereof by First Capital Bancorp, Inc. (the "Company") pursuant to the provisions of the First Capital Bancorp, Inc. 1994 Stock Incentive Plan (the "Plan") I hereby give notice of my election to exercise options granted to me to purchase __________ shares of Common Stock of the Company under the Non-Qualified Stock Option Award (the "Award") dated as of ____________. The purchase shall take place as of __________, (the "Exercise Date"). --------

         On or before the Exercise Date, I will pay the applicable purchase price as follows:

         [ ] by delivery of cash or a certified check for $__________ for the full purchase price payable to the order of First Capital Bancorp, Inc.

         [ ] by delivery of cash or a certified check for $__________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceed the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.



             EXHIBIT 1 to Non-Qualified Stock Option Award - Page 1

         [ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceed the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

         [ ] by delivery of the purchase price by _______________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

         The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award sha1l also be paid on or before the Exercise Date in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later than the Exercise Date.

         As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

                  If the Common Stock being acquired is not registered for issuance to and resale by the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I hereby represent, warrant, covenant, and agree with the Company as follows:

                  The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

                  I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

                  The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;





             EXHIBIT 1 to Non-Qualified Stock Option Award - Page 2

                  I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

                  I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the 1933 Act, provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

                  The Common Stock cannot be offered for sale, sold or transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

                  The Company will be under no obligation to register the Common Stock or to comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 under the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

                  I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

                  I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

                  I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

                  The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Award. Acceptance by me of the certificate representing such Common Stock shall




             EXHIBIT 1 to Non-Qualified Stock Option Award - Page 3 constitute a confirmation by me that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

                  I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

                                                     Very truly yours,


                                                     __________________________


AGREED TO AND ACCEPTED:

FIRST CAPITAL BANCORP, INC.


By:
   -----------------------------------------

Title:
      --------------------------------------

Number of Shares
Exercised:
          ----------------------------------

Number of Shares
Remaining:                                          Date:
          ----------------------------------              ---------------------




             EXHIBIT 1 to Non-Qualified Stock Option Award - Page 4

                                    EXHIBIT 2

                         NOTICE OF WITHHOLDING ELECTION
                           FIRST CAPITAL BANCORP, INC.


TO:          Corporate Secretary, First Capital Bancorp, Inc.
FROM:
             --------------------------------------------------------
RE:          Withholding Election
-----------------------------------------------------------------------------



This election relates to the option identified in Paragraph 3 below. I hereby certify that:

(1) My correct name and social security number and my current address are set forth at the end of this document.

(2)      I am (check one, whichever is applicable).

         [  ]     the original recipient of the option.

         [  ]     the legal representative of the estate of the original
                  recipient of the option.

         [  ]     a legatee of the original recipient of the option.

         [  ]     the legal guardian of the original recipient of the option.

(3) The option to which this election relates was issued under the First Capital Bancorp, Inc. 1994 Stock Incentive Plan (the "Plan") in the name of ______________________ for the purchase of a total of __________ shares of Common Stock. This election relates to __________ shares of Common Stock issuable upon exercise of the option, provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

(4)      In connection with any exercise of the Option, I hereby elect:

         [  ]     to have certain of the shares  issuable  pursuant to the
                  exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise;

         [  ]     to tender  shares of Common  Stock held by me for a period of at least six (6) months prior to the exercise of the option for the purpose of having the value of the shares applied to pay such taxes.

         [  ]     to have the amount of the tax  withholding  obligation
                  delivered by __________________________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve



             EXHIBIT 2 to Non-Qualified Stock Option Award - Page 1

                  System. I hereby authorize the Company to issue a stock certificate in number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the withholding obligation.

                  The shares to be withheld or tendered, as applicable, shall have, as of the Tax Date applicable to the exercise, a fair market value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise

(5) This Withholding Election is made no later than the Tax Date and is otherwise timely made pursuant to the Plan.

(6) I understand that this Withholding Election may not be revised, amended or revoked by me (except in a manner that satisfies, if applicable, the requirements of the exemption provided under Rule 16b-3 of the Securities Exchange Act of 1934).

(7) I further understand that the Company shall withhold from the Common Stock a whole number of shares of Common Stock having the value specified in Paragraph 4 above, as applicable.

(8) The Plan has been made available to me by the Company. I have read and understand the Plan and I have no reason to believe that any of the conditions to the making of this Withholding Election have not been met.

(9) Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.


Dated:
      ------------------------------                 ---------------------------
                                                     Signature

------------------------------------                 ---------------------------
Social Security Number                               Name (Printed)

                                                     ---------------------------
                                                     Street Address

                                                     ---------------------------
                                                     City, State, Zip Code



             EXHIBIT 2 to Non-Qualified Stock Option Award - Page 2

                                   SCHEDULE I
                         TO FIRST CAPITAL BANCORP, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                VESTING SCHEDULE


         "Vested Shares" means only that percentage of the number of shares of Common Stock subject to the Option as to which the Option becomes exercisable following completion of the years of service indicated in the schedule below.

        Percentage of Shares                Years of Service
      Which are Vested Shares               After Grant Date
      -----------------------               -----------------

                 0%                         less than 1 year

               33?%                              1 year

               66?%                              2 years

               100%                              3 years

Notwithstanding the foregoing Vesting Schedule, the Option shall become fully vested and exercisable during the Option Period if and when the Optionee retires on or after age 65.


         1. CONSTRUCTION. (a) For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each consecutive twelve-consecutive-month period following the Grant Date and during which Optionee continues, at all times, as an employee of the Company or a Subsidiary.

         (b) The right of Optionee to vest in Common Stock shall cease upon the termination of his or her service as an employee of the Company or a Subsidiary, whether by reason of death, Disability or otherwise and, thereafter, no further shares shall become Vested Shares; and the Option shall be exercisable during the Option Period specified in the Award.



             SCHEDULE 1 to Non-Qualified Stock Option Award - Page 1

                                   SCHEDULE I
                         TO FIRST CAPITAL BANCORP, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                VESTING SCHEDULE


         "Vested Shares" means only that percentage of the number of shares of Common Stock subject to the Option as to which the Option becomes exercisable following continued employment through the calendar dates indicated in the schedule below.

       Percentage of Shares
      Which are Vested Shares                  Calendar Dates
      -----------------------                  --------------

                 0%                        Prior to January 1, ___

                20%                            January 1, ____

                40%                            January 1, ____

                60%                            January 1, ____

                80%                            January 1, ____

               100%                            January 1, ____

Notwithstanding the foregoing Vesting Schedule, the Option shall become fully vested and exercisable during the Option Period if and when the Optionee retires on or after age 65.

         1. CONSTRUCTION. (a) For purposes of the Vesting Schedule, Optionee shall not vest in any additional shares of Common Stock subject to the Option unless Optionee continues, at all times, as an employee of the Company or a Subsidiary through the calendar date which triggers further vesting in accordance with the schedule above.

         (b) The right of Optionee to vest in Common Stock shall cease upon the termination of his or her service as an employee of the Company or a Subsidiary, whether by reason of death, Disability or otherwise and, thereafter, no further shares shall become Vested Shares; and the Option shall be exercisable during the Option Period specified in the Award.



             SCHEDULE 1 to Non-Qualified Stock Option Award - Page 1

                                   SCHEDULE I
                         TO FIRST CAPITAL BANCORP, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                VESTING SCHEDULE


         "Vested Shares" means only that percentage of the number of shares of Common Stock subject to the Option as to which the Option becomes exercisable following completion of the years of service indicated in the schedule below.

        Percentage of Shares                  Years of Service
      Which are Vested Shares                 After Grant Date
      -----------------------                 -----------------

                 0%                           less than 1 year

                20%                              1 year

                40%                              2 years

                60%                              3 years

                80%                              4 years

               100%                              5 years

Notwithstanding the foregoing Vesting Schedule, the Option shall become fully vested and exercisable during the Option Period if and when the Optionee retires on or after age 65.


         1. CONSTRUCTION. (a) For purposes of the Vesting Schedule, Optionee shall be granted a year of service for each consecutive twelve-consecutive-month period following the Grant Date and during which Optionee continues, at all times, as an employee of the Company or a Subsidiary.

         (b) The right of Optionee to vest in Common Stock shall cease upon the termination of his or her service as an employee of the Company or a Subsidiary, whether by reason of death, Disability or otherwise and, thereafter, no further shares shall become Vested Shares; and the Option shall be exercisable during the Option Period specified in the Award.





             SCHEDULE 1 to Non-Qualified Stock Option Award - Page 1